UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2014

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 22, 2014, Dillard’s, Inc. (the “Company”) announced that James I. Freeman, Senior Vice President and Chief Financial Officer of the Company and a director, informed the Board of Directors of his intent to retire as an executive officer of the Company effective February 1, 2015. Mr. Freeman will remain on the Board of Directors.
The Company intends to consider internal and external options for a successor to Mr. Freeman as Chief Financial Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD'S, INC.

DATED:	August 22, 2014	By:	/s/ Dean L. Worley
		Name:	Dean L. Worley
		Title:	Corporate Secretary